CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended	8 Months Ended
	Sep. 30, 2012	Sep. 30, 2012
Revenues		$ 1
Expenses:
Acquisition and transaction related	55	55
General and administrative	64	99
Total expenses	119	154
Net loss	(118)	(153)
Comprehensive loss	$ (118)	$ (153)
Basic and diluted weighted average shares outstanding	48,285	27,381
Basic and diluted net loss per share	$ (2.44)	$ (5.59)